UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008

INTEGRATED MANAGEMENT INFORMATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-133634 (Commission File Number)	43-1802805 (I.R.S. Employer Identification No.)

221 Wilcox, Suite A
Castle Rock, Colorado		80104
(Address of Principal Executive Offices)		(Zip Code)

(303) 895-3002
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure

On January 7, 2008, Integrated Management Information, Inc., a Colorado corporation, issued a press release announcing the approval by its Board of Directors of a stock repurchase program, effective January 2008. The press release is furnished as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Integrated Management Information, Inc., dated January 7, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED MANAGEMENT INFORMATION, INC.
(Registrant)

	By:	/s/ John Saunders
Date: January 7, 2008		John Saunders
President